UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

ONITY GROUP INC.

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ONIT	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 20, 2025, Glen Messina, Chair, President and Chief Executive Officer, and Sean O’Neil, Executive Vice President and Chief Financial Officer, of Onity Group Inc. (“Onity” or the “Company”) will host an investor presentation at the Sidoti March Virtual Investor Conference. The investor presentation materials are attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 20, 2025, Onity provided a preliminary update on the Company’s financial and operating performance quarter to date for the first quarter of 2025.

●	Originations volume is significantly higher than first quarter 2024, driven by Correspondent and Co-Issue channels and strong recapture, including Ginnie Mae recapture of 70%+.

●	In February 2025, Onity successfully launched an improved closed-end second originations product to complement its existing offerings. Based on early indications, the Company believes this product is being well received by borrowers.

●	Servicing continues to grow, outpacing MSR runoff, with bulk MSR purchases completed in the first quarter, and the Company made good progress adding new subservicing clients.

·●	Hedging continues to be effective, helping to deliver consistent results for Net Income and GAAP ROE.

Additionally, Onity believes it is reasonably possible that the Company could release some or all of its valuation allowance that currently offsets its $180 million net U.S. deferred tax asset at year-end 2025. The release of the Company’s valuation allowance requires significant judgment and is contingent on continued analysis and actual and expected future profitability.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation dated March 20, 2025

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could” or “would” or the negative of these terms, although not all forward-looking statements contain these words, and includes statements in this press release regarding our expectations for financial performance in Q1 2025, our ability to achieve growth and sustained profitability, and the possibility, timing and impact of releasing some or all of our valuation allowance offsetting certain deferred tax assets. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements.

Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the potential for ongoing disruption in the financial markets and in commercial activity generally as a result of U.S. and global political events, changes in monetary and fiscal policy, and other sources of instability; the impacts of inflation, employment disruption, and other financial difficulties facing our borrowers; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover servicing advances, forward and reverse whole loans, future draws on existing reverse loans, and HECM and forward loan buyouts and put backs, as well as repay, renew and extend borrowings, borrow additional amounts as and when required, meet our MSR or other asset investment objectives and comply with our debt agreements, including the financial and other covenants contained in them; our ability to interpret correctly and comply with current or future liquidity, net worth and other financial and other requirements of regulators, the Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac) (together, the GSEs), and the Government National Mortgage Association (Ginnie Mae), including our ability to implement a cost-effective response to Ginnie Mae’s risk-based capital requirements by the extended deadline granted to us by Ginnie Mae of September 30, 2025; our ability to timely reduce operating costs, or generate offsetting revenue, in proportion to the industry-wide decrease in originations activity; the impact of cost-reduction initiatives on our business and operations; the impact of our rebranding initiative; the amount of senior debt or common stock or that we may repurchase under any repurchase programs, the timing of such repurchases, and the long-term impact, if any, of repurchases on the trading price of our securities or our financial condition; breach or failure of Onity’s, our contractual counterparties’, or our vendors’ information technology or other security systems or privacy protections, including any failure to protect customers’ data, resulting in disruption to our operations, loss of income, reputational damage, costly litigation and regulatory penalties; our reliance on our technology vendors to adequately maintain and support our systems, including our servicing systems, loan originations and financial reporting systems, and uncertainty relating to our ability to transition to alternative vendors, if necessary, without incurring significant cost or disruption to our operations; the future of our long-term relationship with Rithm Capital Corp. (Rithm); our ability to close acquisitions of MSRs and other transactions, including the ability to obtain regulatory approvals; our ability to grow our reverse servicing business; our ability to retain clients and employees of acquired businesses, and the extent to which acquisitions and our other strategic initiatives will contribute to achieving our growth objectives; increased servicing costs based on increased borrower delinquency levels or other factors; uncertainty related to past, present or future claims, litigation, cease and desist orders and investigations regarding our servicing, foreclosure, modification, origination and other practices brought by government agencies and private parties, including state regulators, the Consumer Financial Protection Bureau (CFPB), State Attorneys General, the Securities and Exchange Commission (SEC), the Department of Justice or the Department of Housing and Urban Development (HUD); the reactions of key counterparties, including lenders, the GSEs and Ginnie Mae, to our regulatory engagements and litigation matters; increased regulatory scrutiny and media attention; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to comply with our servicing agreements, including our ability to comply with the requirements of the GSEs and Ginnie Mae and maintain our seller/servicer and other statuses with them; our ability to fund future draws on existing loans in our reverse mortgage portfolio; our servicer and credit ratings as well as other actions from various rating agencies, including any future downgrades; as well as other risks and uncertainties detailed in our reports and filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2024. Anyone wishing to understand Onity’s business should review our SEC filings. Our forward-looking statements speak only as of the date they are made and, we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Financial Measures

The attached presentation contains references to adjusted ROE, a non-GAAP financial measure. We believe this non-GAAP financial measure provides a useful supplement to discussions and analysis of our financial condition, because it is a measure that management uses to assess the financial performance of our operations and allocate resources. However, this measure should not be analyzed in isolation or as a substitute to analysis of our GAAP pre-tax ROE. There are certain limitations to the analytical usefulness of the adjustments we make to GAAP pre-tax ROE and, accordingly, we use these adjustments only for purposes of supplemental analysis. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Onity’s reported results under accounting principles generally accepted in the United States. Other companies may use non-GAAP financial measures with the same or similar titles that are calculated differently to our non-GAAP financial measures. As a result, comparability may be limited. Readers are cautioned not to place undue reliance on analysis of the adjustments we make to GAAP pre-tax ROE.

The Company has not provided reconciliations of guidance for adjusted ROE, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include the change in fair value of our net MSR exposure due to changes in market interest rates and assumptions which can vary significantly between periods and are difficult to predict in advance in order to include in a GAAP estimate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONITY GROUP INC.
(Registrant)

Date: March 20, 2025	By:	/s/ Sean B. O’Neil
Sean B. O’Neil
Chief Financial Officer